UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 24, 2006

Deb Shops, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-12188 (Commission File Number)	23-1913593 (IRS Employer Identification No.)

9401 Blue Grass Road, Philadelphia, Pennsylvania	19114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 676-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 24, 2006, Deb Shops, Inc. issued a press release announcing its results for its second quarter and six-month periods ended July 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated August 24, 2006, captioned “DEB SHOPS REPORTS SECOND QUARTER AND SIX MONTH RESULTS UPDATES FULL-YEAR SALES AND EARNINGS ESTIMATES.”

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEB SHOPS, INC.
Dated: August 24, 2006	By:	Barry J. Susson

Barry J. Susson Chief Financial Officer

EXHIBIT INDEX

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1*	Press release, dated August 24, 2006, captioned “DEB SHOPS REPORTS SECOND QUARTER AND SIX MONTH RESULTS UPDATES FULL-YEAR SALES AND EARNINGS ESTIMATES.”

* Filed electronically herewith.